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                                                                    Exhibit 10.1

                            ROCKY SHOES & BOOTS, INC.

                                 TERMINATION OF
                             BUY AND SELL AGREEMENT

          THIS TERMINATION OF BUY AND SELL AGREEMENT is entered into as of this 18th day of August, 1998, among Rocky Shoes & Boots, Inc., an Ohio corporation with its principal place of business at 39 East Canal Street, Nelsonville, Ohio 45764 (the "Company"), and Mike Brooks, Barbara Brooks Fuller, Patricia H. Robey, Jay W. Brooks, and Charles Stuart Brooks.

                                    RECITALS

A. The parties hereto entered into a Buy and Sell Agreement, dated December 21, 1992 (the "Agreement"), as amended on February 3, 1995, and June 30, 1996, which sets forth the terms and conditions under which certain shares of the Company's common stock, without par value (the "Common Stock"), may be sold, transferred, disposed of, or redeemed.

B. The Company has been public for more than five years and several of the individual shareholders subject to the Agreement have a need to make transfers for estate planning or other purposes, and the Company and such shareholders desire that the Agreement be terminated and all shares of common stock owned by each such shareholder subject to the Agreement be released from the terms of the Agreement.

                                    AGREEMENT

         For good and valuable consideration, the receipt of which is hereby acknowledged, the Agreement is terminated.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


/s/ MIKE BROOKS                                 /s/ BARBARA BROOKS FULLER
-----------------------------                   --------------------------------
Mike Brooks                                     Barbara Brooks Fuller


/s/ PATRICIA H. ROBEY                           /s/ JAY W. BROOKS
-----------------------------                   --------------------------------
Patricia H. Robey                               Jay W. Brooks


/s/ Charles Stuart Brooks                       ROCKY SHOES & BOOTS, INC.
-----------------------------
Charles Stuart Brooks
                                                /s/ DAVID S. FRAEDRICH
                                                --------------------------------
                                                By: David S. Fraedrich
                                                    Executive Vice President